Exhibit 99.1

Aflac and Trupanion Announce Distribution Alliance and Investment

COLUMBUS, Ga., SEATTLE October 29, 2020 /PRNewswire/-- Aflac Incorporated (NYSE: AFL), a Fortune 200 company that helps provide protection to more than 50 million people in Japan and the U.S., and Trupanion, Inc. (Nasdaq: TRUP), a leader in medical insurance for cats and dogs, are pleased to have entered into an exclusive alliance agreement to sell pet insurance in worksites across the U.S. This alliance will leverage Aflac’s strong brand and broad U.S. worksite distribution network, including its digital Consumer Markets channel, and Trupanion’s expertise and leadership in pet insurance. The companies also have agreed to explore potential opportunities in Japan’s growing pet insurance market. In connection with the alliance agreement, Aflac will purchase an approximate 9% stake in Trupanion to further drive alignment.
“We are pleased to partner with Trupanion, the industry leader in U.S. pet insurance. With pet ownership on the rise and more Americans working from home, we see the opportunity for growth in what we view as a large, underpenetrated market,” said Frederick J. Crawford, president and Chief Operating Officer of Aflac Incorporated. “The alliance will combine Aflac’s brand recognition and broad worksite and direct to consumer distribution in the U.S. with Trupanion’s brand and strong reputation within the pet insurance industry.”
Under the alliance agreement, Aflac will provide access to agent, broker and direct to consumer platform distribution and assistance in worksite product design, marketing and enrollment support. Trupanion will provide marketing, underwriting, and policy administration, including all aspects of policyholder support.
“The distribution alliance will provide for the further enhancement of Aflac’s value proposition by offering broader employee benefits and benefit solutions to our vast network of agents and brokers, as well as to employers and their employees in the U.S.,” said Teresa L. White, president of Aflac U.S. “We believe Trupanion’s offering provides our distribution partners with a benefit solution that they have been seeking from Aflac, and is a great complement to our core supplemental product portfolio.”
"We are excited to enter the worksite through this alliance with Aflac and to have the company as a shareholder," said Darryl Rawlings, founder and CEO of Trupanion. “Our shared long-term commitment is to leverage Aflac’s leadership position and broad distribution in the U.S. to unlock the potential of pet medical insurance being sold at the worksite and directly to consumers. We also look forward to exploring opportunities in Japan, where Aflac insures one in four households.”
Rawlings added, "Aflac is a world-class organization, and we share similar cultures and values. We feel honored to partner with them over the coming years to grow the pet insurance category in the U.S. and build our international footprint."
The transaction will result in Aflac Incorporated investing approximately $200 million in newly issued Trupanion common stock subject to regulatory approvals. The investment terms include a cap on ownership of under 10%, and a minimum holding period, or “lock-up” provision, of three years, subject to certain exceptions.
Raymond James & Associates, Inc. served as financial advisor, and Skadden Arps, Slate, Meagher & Flom LLP as legal advisor, to Aflac Incorporated. Guggenheim Securities served as financial advisor and DLA Piper served as legal advisor to Trupanion.

ABOUT AFLAC INCORPORATED
Aflac Incorporated (NYSE: AFL) is a Fortune 500 company, helping provide protection to more than 50 million people through its subsidiaries in Japan and the U.S., where it is a leading supplemental insurer by paying cash fast when policyholders get sick or injured. For more than six decades, insurance policies of Aflac Incorporated's subsidiaries have given policyholders the opportunity to focus on recovery, not financial stress. Aflac Life Insurance Japan is the leading provider of medical and cancer insurance in Japan, where it insures 1 in 4 households. Fortune magazine recognized Aflac as one of the 100 Best Companies to Work for in America for 20 consecutive years. For 14 consecutive years, Aflac has been recognized by Ethisphere as one of the World's Most Ethical Companies. In 2020, Fortune included Aflac Incorporated on its list of World's Most Admired Companies for the 19th time, and Bloomberg added Aflac Incorporated to its Gender-Equality Index, which tracks the financial performance of public companies committed to supporting gender equality through policy development, representation and transparency. To learn how to get help with expenses health insurance doesn't cover, get to know us at aflac.com.
ABOUT TRUPANION:
Trupanion is a leader in medical insurance for cats and dogs throughout the United States and Canada. For over two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information, please visit trupanion.com.
FORWARD-LOOKING INFORMATION
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. Aflac and Trupanion desire to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to implementation of the alliance, the exploration of opportunities in Japan, the acquisition of Trupanion equity by Aflac, and future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “expect,” “anticipate,” “believe,” “goal,” “objective,” “may,” “should,” “estimate,” “intends,” “projects,” “will,” “assumes,” “potential,” “target,” "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Aflac and Trupanion undertake no obligation to update such forward-looking statements.
The companies caution readers that the following factors, in addition to other factors mentioned by either company in its respective SEC filings from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements:
•the effects of COVID-19 and any resulting economic effects and government interventions on the companies’ businesses and financial results
•ability to attract and retain qualified sales associates, brokers, employees, and distribution partners
•Trupanion’s significant net losses since inception, ability to achieve or maintain profitability in the future, and ability to maintain its rate of revenue growth
•Trupanion’s ability to grow its member base, including by attracting new members from internet searches and from leads generated from Territory Partners, veterinarians and other third parties, to retain these members, and to recover its member acquisition costs
•events related to the Japan Post investigation and other matters
•competitive environment and ability to anticipate and respond to market trends
•difficult conditions in global capital markets and the economy
•deviations in actual experience from pricing and reserving assumptions

•ability to continue to develop and implement improvements in information technology systems
•defaults and credit downgrades of investments
•exposure to significant interest rate risk
•concentration of business in Japan
•limited availability of acceptable yen-denominated investments
•applicable tax rates may change
•failure to comply with restrictions on policyholder privacy and information security
•interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality or privacy of sensitive data residing on such systems
•catastrophic events including, but not necessarily limited to, epidemics, pandemics (such as the coronavirus COVID-19), tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, terrorism or other acts of violence, and damage incidental to such events
•ability to protect the Aflac and Trupanion brands and the companies' reputations
•extensive regulation and changes in law or regulation by governmental authorities
•foreign currency fluctuations in the yen/dollar exchange rate
•decline in creditworthiness of other financial institutions
•significant valuation judgments in determination of amount of impairments taken on investments
•U.S. tax audit risk related to conversion of the Japan branch to a subsidiary
•Restrictions on subsidiaries' ability to pay dividends to their parent company
•decreases in either company's financial strength or debt ratings
•inherent limitations to risk management policies and procedures
•concentration of either company's investments in any particular single-issuer or sector
•differing judgments applied to investment valuations
•ability to effectively manage key executive succession
•changes in accounting standards
•level and outcome of litigation
•allegations or determinations of worker misclassification in the United States

Contacts:

Aflac Incorporated:

David A. Young, Analyst and investor contact
706.596.3264 or 800.235.2667 or
dyoung@aflac.com

Catherine H. Blades, Media contact
706.596.3014;
FAX: 706.320.2288 or
cblades@aflac.com

Trupanion:
Laura Bainbridge, Head of Corporate Communications
206.607.1929
InvestorRelations@trupanion.com
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